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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Continental Natural Gas, Inc. on Form S-8 (File No. 333-43015) of our report dated January 16, 1998, on our audit of the financial statements of Taurus Energy Corporation as of December 31, 1996 and for the year then ended, which report is included in this Report on Form 10-Q.



                                                        COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
May 13, 1998